SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):
        December 27, 1999

STRUCTURED ASSET SECURITIES CORPORATION

(as depositor under the Trust Agreement, dated as of August 1, 1999, providing for the issuance of Structured Asset Securities Corporation Mortgage
Pass-Through Certificates, Series 1999-ALS3
STRUCTURED ASSET SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)


              Delaware                    333-68513-08         74-2440850
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)


200 Vesey Street
New York, New York                                       10285
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 526-5594

Item 5. Other Events

A scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report.
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.

        A.     Monthly Report Information
               See Exhibit No.1


B.     Have and deficiencies occurred?  NO.
                      Date:
                      Amount:

C.     Item 1: Legal Proceedings:  NONE

D.     Item 2: Changes in Securities:   NONE

E.     Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits

        Exhibit No.

        __1.     Monthly Distribution Report dated         12/27/1999



STRUCTURED ASSET SECURITIES CORP.
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-ALS3

REPORTS TO CERTIFICATEHOLDERS

Distribution Date:     27-Dec-99
                                   Realized      Class
            Beginning               Loss of     Accrued       Ending
          Certificate Principal   Principal    Interest  Certificate
Class         Balance Distributio Allocated Distributed      Balance
  1-CB  80,663,289.37 982,541.37       0.00  487,340.71 79,680,748.00
  1-PO     340,267.10     285.61       0.00        0.00   339,981.49

  2-NC  140,120,994.822,254,551.2      0.00  846,564.34  137,866,443.57
  2-PO     930,477.31   7,148.59       0.00        0.00   923,328.72

B1       9,777,124.20   6,035.82       0.00   59,070.13 9,771,088.38
B2       4,511,751.04   2,785.29       0.00   27,258.50 4,508,965.75
B3       2,882,729.43   1,779.63       0.00   17,416.49 2,880,949.80
B4       1,378,479.68     850.99       0.00    8,328.31 1,377,628.69
B5       1,002,167.70     618.68       0.00    6,054.76 1,001,549.02
B6       1,759,645.97   1,086.30       0.00   10,631.19 1,758,559.67
  R            100.00       0.00       0.00        0.86       100.00
Totals  243,367,026.623,257,683.5      0.00 1,462,665.29240,109,343.09
PO classes are Principal Only Classes and will not receive interest payments.



                                  Realized     Class
          Beginning                Loss of    Accrued      Ending
         Certificate  Principal   Principal   Interest   Certificate
 Class     Balance    Distributio Allocated Distributed    Balance
  1-CB   963.81122891 11.739967620.00000000  5.82302622 952.07126129
  1-PO   980.43295357 0.82294602 0.00000000  0.00000000 979.61000755
  2-NC   967.40582718 15.565590440.00000000  5.84474351 951.84023674
  2-PO   993.43103467 7.63224539 0.00000000  0.00000000 985.79878928
B1       998.17500766 0.61621440 0.00000000  6.03064114 997.55879326
B2       998.17500885 0.61621460 0.00000000  6.03064159 997.55879425
B3       998.17501039 0.61621537 0.00000000  6.03064058 997.55879501
B4       998.17500362 0.61621289 0.00000000  6.03063722 997.55879073
B5       998.17500000 0.61621514 0.00000000  6.03063745 997.55878486
B6       998.17500868 0.61621345 0.00000000  6.03063818 997.55879523
  R     1,000.000000000.00000000 0.00000000  8.60000000 1,000.0000000


        Net Prepayment  Current  Outstanding
          Interest     Interest   Interest    Original
          Shortfall    Shortfall  Shortfall   Balance
Class
  1-CB            0.00       0.00       0.0083,692,000.00
  1-PO            0.00       0.00       0.00  347,058.00

  2-NC            0.00       0.00       0.00144,842,000.00
  2-PO            0.00       0.00       0.00  936,630.00

B1                0.00       0.00       0.009,795,000.00
B2                0.00       0.00       0.004,520,000.00
B3                0.00       0.00       0.002,888,000.00
B4                0.00       0.00       0.001,381,000.00
B5                0.00       0.00       0.001,004,000.00
B6                0.00       0.00       0.001,762,863.18
  R               0.00       0.00       0.00      100.00


                                              Group I     Group II
i) Beginning Aggregate Scheduled Principal B88,796,115.2154,570,911.96
     Scheduled Principal                       59,846.99    90,627.87
     Curtailments                              17,714.63    18,958.71
     Paid in Full                             910,513.90 2,160,021.42
     Liquidation Proceeds                           0.00         0.00
     Insurance Proceeds                             0.00         0.00
     Realized Loss                                  0.00         0.00
     Ending Aggregate Scheduled Principal Ba87,808,039.7152,301,303.96

     Non-PO Balance                         88,455,845.2153,640,431.55

ii) Aggregate Advances
         Principal Advances             50,1         75,254.0
         Net Interest Advances        456,37       774,774.5
                        Group 1    Group 1    Group 2      Group 2
iii) Realized Losses     Count     Balance     Count       Balance
        Current            0        0.00         0          0.00
        Cumulative         0        0.00         0          0.00
        Loss Limit        NA
Special Hazard Loss Amt
        Current            0        0.00         0          0.00
        Cumulative         0        0.00         0          0.00
        Loss Limit    4,953,160.27
Fraud Loss Amount
        Current            0        0.00         0          0.00
        Cumulative         0        0.00         0          0.00
        Loss Limit    5,023,373.00
Bankruptcy Loss Amount
        Current            0        0.00         0          0.00
        Cumulative         0        0.00         0          0.00
        Loss Limit    180,000.00

                                              Group I     Group II
iv) Servicing Fee                              18,499.27    32,202.28
Master Servicing Fee                            1,479.83     2,576.28
Trustee Fee                                       536.31       933.94


v)  Mortgage Loans Outstanding and Delinquency Information
                        Group I    Group I    Group II    Group II
                         Count     Balance     Count       Balance
Current                      660 87,808,039.        326 152,301,303.96
31-60                         19 1,894,392.3          4  1,486,973.89
61-90                          1  166,774.13          0          0.00
91+                            2  304,548.66          0          0.00

vi)  Delinquency Information for Mortgage Loans in Foreclosure Proceedings
                        Group I    Group I    Group II    Group II
                         Count     Balance     Count       Balance
31-60                          0        0.00          0          0.00
61-90                          0        0.00          0          0.00
91+                            1   91,942.81          0          0.00

                                              Group I     Group II
vii)  Accrued and Unpaid Principal                (0.00)        0.00
Accrued and Unpaid Interest                        0.00         0.00





                      SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


STRUCTURED ASSETS SECURITIES CORPORTATION
MORTGAGE PASS THROUGH CERTIFICATES, SERIES 1999-ALS3


                                        By: /s/ Eve Kaplan
                                        Name:  Eve Kaplan
                                        Title:  Vice President
                                        US Bank National Association


Dated:  December 31, 1999